Second Quarter 2026 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) July 29, 2026 The properties above are not representative of all transactions. The information provided herein is as of June 30, 2026, unless otherwise noted.

Financial GAAP net loss of $255.4 million, or $1.81 per share, for the quarter Provision for CECL reserves of $208.8 million, or $1.45 per share, primarily reflecting increased reserves to align with anticipated near-term resolution levels Reclassified mixed-use REO asset and one multifamily REO asset to held-for-sale resulting in losses of $29.6 million, or $0.21 per share Distributable loss of $90.8 million, or $0.63 per share, for the quarter and distributable loss prior to realized gains and losses of $10.5 million, or $0.07 per share, for the quarter 1, 14 REO assets generated distributable earnings prior to realized gains and losses of $0.01 per share, net of financing costs; an increase of $0.05 per share from prior quarter’s distributable loss of $0.04 per share 1, 14 Book value of $8.58 per share Loan and REO Portfolio 3, 4 $2.8 billion held-for-investment loan portfolio 4, of which 96% are floating-rate and 96% are senior loans 4, 6 Downgraded four loans totaling $447 million of UPB to risk rated 5 with specific CECL reserves of $114 million, or $0.79 per share Increased specific CECL reserves by $74 million, or $0.51 per share, on three existing risk rated 5 loans Watchlist held-for-investment loans of $1.2 billion 4 (12 loans) at June 30, 2026, representing a $477 million decline from year-end 4 CECL reserves of $567.4 million on UPB, or $3.93 per share at quarter-end 20 Approximately 16.9% of UPB at quarter-end, comprised of (i) specific CECL reserves of 32.0% of UPB of risk rated 5 loans and (ii) general CECL reserves of 2.9% of UPB 20 Loan resolutions year-to-date of $1.0 billion of UPB 2, 3 and partial loan repayments of $24.8 million of UPB Resolved seven watchlist loans year-to-date totaling $646.8 million of UPB 2, 3 $723.7 million REO portfolio 8 comprised of nine investments, including two classified as held-for-sale Sold one multifamily REO asset for a gross sales price of $48.0 million, slightly above carrying value Entered into a binding agreement to sell a multifamily REO asset; expected proceeds in-line with held-for-sale carrying value Liquidity and Capitalization At June 30, 2026: Total liquidity of $103 million, including $90 million of cash 7 Unencumbered assets of $509 million, consisting of $362 million of loan UPB ($301 million of loan carrying value 4) and $147 million of REO carrying value 8 Net financings outstanding decreased by $66 million from prior quarter-end, including $20 million of deleveraging payments; subsequent to quarter-end, net financings outstanding decreased by $299 million, including $93 million of deleveraging payments Net debt / equity ratio of 2.0x; including Q3 loan resolutions and deleveraging to-date, ratio declined to 1.7x 10, 14 Total leverage ratio of 2.7x; including Q3 loan resolutions and deleveraging to-date, ratio declined to 2.4x 11, 14 At July 24, 2026, total liquidity of $168 million, including $155 million of cash 7 Second Quarter 2026 Highlights See Endnotes in the Appendix.

Loan Resolution Activity Loan Resolution and Repayment Activity 2 (unpaid principal balance) FY 2022 – 2026 YTD ($ in billions) $1.1 billion 2 2026 YTD During the quarter, resolved one watchlist loan with $25.4 million of UPB 2 through a mortgage foreclosure and received $20.9 million in partial loan repayments Subsequent to quarter-end, resolved four loans totaling $409.5 million of UPB 2 Two full repayments: $223.1 million of UPB One discounted payoff: $74.9 million of UPB 2, watchlist multifamily loan, recovery of 94% of UPB One loan sale: $111.5 million of UPB 2, watchlist office loan classified as held-for-sale at June 30, 2026, recovery of 63% of UPB 2022 2023 2024 2025 2026 YTD See Endnotes in the Appendix.

Loan Portfolio Overview Key Portfolio Metrics 3, 12 June 30, 2026 March 31, 2026 Total Loan Commitments 13 $3.5Bn $3.7Bn Loan UPB $3.4Bn $3.5Bn Loan Carrying Value 4 $2.8Bn $3.2Bn Number of Loans 26 28 Adjusted LTV 14 80.3% 77.2% Average Commitment Size $135MM $132MM Weighted Average All-In Yield 15 5.8% 5.6% Floating Rate Loans 4 96% 96% Senior Loans 4, 6 96% 96% See Endnotes in the Appendix. A. At June 30, 2026 and March 31, 2026, approximates 1%. B. At June 30, 2026 and March 31, 2026, approximates 2%. 16 Collateral Diversification 3, 4, 12 Geographical Diversification 3, 4, 12 6/30/26 3/31/26 A B 6/30/26 3/31/26

($ amounts in millions)   Region Exposure by Carrying Value and as a % of Total Carrying Value 3, 4, 12 Collateral Type Number of Loans Carrying Value 4 % of Total Carrying Value West Northeast Midwest Southeast Southwest Mid Atlantic Other Multifamily 10 $1,221 44% $620 / 22% - $290 / 11% - $181 / 6% $130 / 5% - Hospitality 4 $581 21% $224 / 8% $288 / 11% - $69 / 2% - - - Office 4 $411 14% $71 / 2% - $125 / 4% $215 / 8% - - - Mixed-use 16 3 $321 11% - $235 / 8% - $86 / 3% - - - Retail 2 $152 5% - $152 / 5% - - - - - Land 1 $120 4% - - - - - $120 / 4% - Other 2 $33 1% - - - - - - $33 / 1% Total 3, 4, 12 26 $2,839 100% $915 / 32% $675 / 24% $415 / 15% $370 / 13% $181 / 6% $250 / 9% $33 / 1% Loan Portfolio Overview (cont’d) See Endnotes in the Appendix. Totals may not foot due to rounding.

During the quarter: Resolved one watchlist loan with $25.4 million of UPB 2 through a mortgage foreclosure Reclassified one watchlist loan with $111.5 million of UPB 2 to held-for-sale; loan sold July 2026 Funded $8.4 million on existing loan commitments and received $20.9 million of partial loan repayments 12 Loan Portfolio Activity ($149) Net Change in UPB 2 Total Commitments $3,532 Total Commitments $3,710 Q2 2026 – Loan Portfolio Activity 2, 12 ($ amounts in millions) UPB 12 3/31/26 Fundings 12 Repayments 12 Transfer to Loan Held-For-Sale Transfer to REO UPB 12 6/30/26 Pro-Forma UPB A, 12 See Endnotes in the Appendix. Totals may not foot due to rounding. A. Pro-forma adjustments to June 30, 2026 UPB reflect resolutions of three loans receivable held-for-investment as of June 30, 2026 totaling $298 million of UPB prior to principal charge-offs, if any. $8 $21 $112 $25 $112 Total Commitments $3,234

$ amounts in millions Number of Loans UPB Carrying Value 4 Specific CECL Reserve Specific CECL Reserve (% of UPB) Multifamily (AZ / CA / CO / TX) 5 $993.8 $620.7 $372.5 37.5% Office (CA / GA) 3 $386.9 $286.5 $99.6 25.7% Land (VA) 1 $159.9 $120.1 $39.8 24.9% Other 17 (Other) 1 $1.5 $1.5 $- -% Total 12 (after Q3 ‘26 QTD resolutions) 10 $1,542.1 $1,028.8 $511.9 33.2% Multifamily (UT) 1 $74.9 $70.1 $4.9 6.5% Total 12 (At June 30, 2026) 11 $1,617.0 $1,098.9 $516.8 32.0% Risk Rated 5 Loan Summary Risk rated 5 loans of $1.1 billion, net of specific CECL reserves of 32.0% of UPB, are primarily secured by multifamily, office and land properties Subsequent to quarter-end, resolved (i) one loan through a discounted payoff and (ii) one watchlist office loan classified as held-for-sale at June 30, 2026 (previously included in risk rated 5 summary) See Endnotes in the Appendix. Totals may not foot due to rounding.

Real Estate Owned Held-For-Investment and Held-For-Sale Multifamily Properties A ($ amounts in millions, except units and asset basis) Hotel Portfolio Mixed-use Property Land Parcel Multifamily 1 Multifamily 2 Multifamily 3 Multifamily 4 Multifamily 5 Multifamily 6 Acquisition Date February 2021 June 2023 December 2025 May 2025 June 2025 July 2025 July 2025 January 2026 May 2026 Location New York, NY New York, NY New York, NY Phoenix, AZ Henderson, NV Dallas, TX Dallas, TX Dallas, TX Dallas, TX Carrying Value B, 8 $319.2 $53.1 $94.3 $40.3 $74.1 $61.5 $22.1 $36.7 $22.4 Units / Keys / SF 1,087 31K (Retail Only) 373,270 Buildable SF 206 376 316 370 650 232 Asset Basis B $293,674 / Key $1,714 / SF $253 / Buildable SF $195,393 / Unit $196,965 / Unit $194,568 / Unit $59,858 / Unit $56,514 / Unit $96,670 / Unit Debt Outstanding B $235.0 - - $32.6 $62.7 $36.4 $20.6 $32.7 $14.2 Net Equity B $84.2 $53.1 $94.3 $7.7 $11.4 $25.1 $1.5 $4.0 $8.2 Strategy Continue to evaluate market conditions for eventual sale Pursuing sale, classified as held-for-sale Evaluating monetization Improve operating performance for eventual sale Improve operating performance for eventual sale Improve operating performance for eventual sale Under contract, classified as held-for-sale Evaluating monetization Improve operating performance for eventual sale See Endnotes in the Appendix. Totals may not foot due to rounding. Assets are financed through a repurchase agreement and are cross collateralized. Values as of June 30, 2026. For real estate owned assets classified as held-for-sale, amounts reflect held-for-sale carrying values. During the quarter: Sold one multifamily REO asset for a gross sales price of $48.0 million, slightly above carrying value Reclassified mixed-use REO asset and one multifamily REO asset to held-for-sale Unencumbered REO

At quarter-end, total liquidity of $103 million; at July 24, 2026, total liquidity of $168 million 7 Liquidity Overview 12/31/25 6/30/26 7/24/26 Total Available Liquidity 7 ($ amounts in millions) Cash and Cash Equivalents Approved and Undrawn Credit Capacity 7 See Endnotes in the Appendix.

During the quarter, net financings outstanding decreased by $66 million, including $20 million of deleveraging payments Subsequent to quarter-end, net financings outstanding decreased by $299 million, including $93 million of deleveraging payments Financing Activity $(66) Net Change in UPB Q2 2026 – Financing Activity ($ amounts in millions) UPB 3/31/26 Advances Repayments UPB 6/30/26 Pro-Forma UPB A, 12 Totals may not foot due to rounding. See Endnotes in the Appendix. A. Pro-forma adjustments to June 30, 2026 UPB reflect deleveraging subsequent to June 30, 2026 of $299 million of UPB. $2,667 $2,601 Repurchase agreements and term participation facility Debt related to real estate owned hotel portfolio Secured term loan Portion of repurchase agreements secured by multifamily REO assets $1,932 $235 $1 $1,866 $1,567 $500 $233 $199 $500 $235 $67 $235 $500 $1,932 $2,302 $199

Financing Mix and Leverage Total financing capacity of $4.3 billion, decrease from $4.4 billion at March 31, 2026 Total financing UPB of $2.6 billion, decrease from $2.7 billion at March 31, 2026 Unused capacity of $1.7 billion, unchanged from March 31, 2026 Net debt / equity ratio of 2.0x, increase from 1.7x at March 31, 2026 primarily due to declines in book value as a result of increased specific CECL reserves and losses on REO held-for-sale; including Q3 loan resolutions and deleveraging to-date, ratio of 1.7x 10, 14 Total leverage ratio of 2.7x, increase from 2.2x at March 31, 2026 primarily due to declines in book value as a result of increased specific CECL reserves and losses on REO held-for-sale; including Q3 loan resolutions and deleveraging to-date, ratio of 2.4x 11, 14 $ amounts in millions Capacity UPB Weighted Average Spread 18 Repurchase agreements and term participation facility $3,577 $1,866 2.87% Debt related to real estate owned hotel portfolio $235 $235 3.18% Secured term loan $500 $500 6.75% Total as of June 30, 2026 $4,312 $2,601 3.64% Financing Balances and Weighted Average Spreads Leverage Ratios 10, 11, 14 See Endnotes in the Appendix. A. Pro-forma adjustments to June 30, 2026 ratios reflect deleveraging subsequent to June 30, 2026 of $299 million of UPB and proceeds from the resolution of loans receivable A

Book Value per Share Roll-Forward $11.33 Adjusted BV per Share 14 $9.06 Adjusted BV per Share 14 Book Value 12/31/25 Distributable Loss Prior to Realized Gains and Losses 1, 14 Provision for CECL and Other Non-Cash Items RSUs, Warrants, and Other Book Value 6/30/26 See Endnotes in the Appendix. Totals may not foot due to rounding.

Financial Overview Key Financial Metrics Q2 2026 Q1 2026 2026 YTD GAAP Net Loss ($MM) Per Share $ (255.4) $ (1.81) $ (54.3) $ (0.39) $ (309.7) $ (2.20) Distributable Loss ($MM) 1, 14 Per Share $ (90.8) $ (0.63) $ (75.2) $ (0.52) $ (166.0) $ (1.15) Distributable Loss prior to realized gains and losses ($MM) 1, 14 Per Share $ (10.5) $ (0.07) $ (7.5) $ (0.05) $ (18.0) $ (0.12) Book Value ($MM) Per Share Adjusted Book Value per Share 14, 19 $ 1,238.0 $ 8.58 $ 9.06 $ 1,492.8 $ 10.33 $ 10.83 Net Debt / Equity Ratio 10, 14 Total Leverage Ratio 11, 14 2.0x 2.7x 1.7x 2.2x During the quarter, GAAP net loss of $255.4 million, or $1.81 per share; distributable loss of $90.8 million, or $0.63 per share; and distributable loss prior to realized gains and losses of $10.5 million, or $0.07 per share 1, 14 See Endnotes in the Appendix. Totals may not foot due to rounding.

Appendix A The properties above are not representative of all transactions.

CMTG Watchlist Held-for-Investment Loan Summary as of June 30, 2026 ($ amounts in millions, except loan basis) Loan 3, 12 Carrying Value 4 Unpaid Principal Balance Loan Commitment 13 Origination Date Property Type Location Loan Basis (Commitment / CV) A Risk Rating Loan 1 $250.0 $402.3 $405.0 12/16/2021 Multifamily CA $1,004,016 / Unit 5 Loan 2 190.8 229.8 319.9 9/26/2019 Office GA $172 / SF 5 Loan 6 88.9 170.0 170.0 1/14/2022 Multifamily CO $195,385 / Unit 5 Loan 7 120.1 159.9 159.9 1/9/2018 Land VA $140 / SF 5 Loan 8 100.9 155.0 160.0 9/8/2022 Multifamily AZ $305,758 / Unit 5 Loan 9 90.0 140.0 151.7 4/26/2022 Multifamily TX $86,789 / Unit 5 Loan 11 90.9 126.5 126.5 6/17/2022 Multifamily TX $97,219 / Unit 5 Loan 18 71.1 90.4 92.2 8/2/2021 Office CA $212 / SF 5 Loan 21 B 70.1 74.9 74.9 7/27/2022 Multifamily UT $314,350 / Unit 5 Loan 23 24.6 66.6 80.0 8/27/2021 Office GA $70 / SF 5 Loan 26 1.5 1.5 1.5 7/1/2019 Other Other n/a 5 Loan 20 78.5 78.5 115.3 8/1/2022 Hospitality NY $341,197 / Key 4 Watchlist Loans See Endnotes in the Appendix. A. For risk rated 5 loans, based on carrying value net of specific CECL reserves. For risk rated 4 loans, based on whole loan commitment value. B. Loan resolved after quarter-end. See pages 2 and 6 for further detail. Loan resolved after quarter-end

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of June 30, 2026 ($ amounts in millions)         Loan 3, 12 Carrying Value 4 Unpaid Principal Balance Loan Commitment 13 Origination Date Property Type 21 Location Loan Type Construction 21 Risk Rating Loan 1 $250.0 $402.3 $405.0 12/16/2021 Multifamily CA Senior - 5 Loan 2 190.8 229.8 319.9 9/26/2019 Office GA Senior - 5 Loan 3 224.6 225.0 224.8 6/30/2022 Hospitality CA Senior - 3 Loan 4 209.4 208.0 208.0 7/12/2018 Hospitality NY Senior - 3 Loan 5 176.7 176.8 176.8 4/14/2022 Multifamily MI Senior - 3 Loan 6 88.9 170.0 170.0 1/14/2022 Multifamily CO Senior - 5 Loan 7 120.1 159.9 159.9 1/9/2018 Land VA Senior - 5 Loan 8 100.9 155.0 160.0 9/8/2022 Multifamily AZ Senior - 5 Loan 9 90.0 140.0 151.7 4/26/2022 Multifamily TX Senior - 5 Loan 10 129.9 130.0 130.0 12/10/2021 Multifamily VA Senior - 2 Loan 11 90.9 126.5 126.5 6/17/2022 Multifamily TX Senior - 5 Loan 12 125.0 125.0 125.0 12/9/2021 Office IL Subordinate - 3 Loan 13 119.6 119.4 124.2 11/4/2022 Mixed-use MA Senior Y 3 Loan 14 115.3 115.5 117.3 4/29/2019 Mixed-use NY Senior - 3 Loan 15 B 113.8 113.5 113.5 7/20/2021 Multifamily IL Senior - 3 Loan 16 B 109.5 109.6 109.6 12/21/2022 Multifamily WA Senior - 3 Loan 17 102.0 102.4 104.5 7/30/2024 Retail NJ Senior - 3 Loan 18 71.1 90.4 92.2 8/2/2021 Office CA Senior - 5 Loan 19 86.0 86.0 86.0 12/15/2021 Mixed-use TN Senior - 3 Loan 20 A 78.5 78.5 115.3 8/1/2022 Hospitality NY Senior Y 4 See Endnotes in the Appendix.

Portfolio Details (cont’d) CMTG Portfolio Details by Unpaid Principal Balance as of June 30, 2026 ($ amounts in millions)         Loan 3, 12 Carrying Value 4 Unpaid Principal Balance Loan Commitment 13 Origination Date Property Type 21 Location Loan Type Construction 21 Risk Rating Loan 21 B 70.1 74.9 74.9 7/27/2022 Multifamily UT Senior - 5 Loan 22 68.6 68.7 73.7 1/19/2022 Hospitality TN Senior - 3 Loan 23 24.6 66.6 80.0 8/27/2021 Office GA Senior - 5 Loan 24 50.0 50.0 50.0 4/5/2019 Retail NY Senior - 3 Loan 25 31.3 31.3 31.3 4/5/2019 Other Other Senior - 3 Loan 26 1.5 1.5 1.5 7/1/2019 Other Other Senior - 5 Total / Wtd. Avg. 3, 12 $2,839.0 $3,356.6 $3,531.6         7% 5   Loan Receivable, Held-For-Sale B $69.9 Loan Receivable, Held-For-Sale Total $69.9 Investment in unconsolidated joint venture A $42.1 Real Estate Owned, net – Hotel Portfolio 8 319.2 Real Estate Owned, net – Mixed-use 8 53.1 Real Estate Owned, net - Multifamily 8 257.1 Real Estate Owned, net – Land Parcel 94.3 Non-Loan Investment Total $765.8 Portfolio Total $3,674.8 See Endnotes in the Appendix. Totals may not foot due to rounding. A. Comprised of loans secured by the same property. B. Loan resolved after quarter-end. See pages 2 and 6 for further detail.

Consolidated Balance Sheets As of June 30, 2026 and March 31, 2026 ($ amounts in thousands) June 30, 2026 March 31, 2026 Assets Cash and cash equivalents $ 90,327 $ 116,782 Restricted cash 11,920 13,662 Loans receivable held-for-investment 3,355,833 3,504,010 Less: current expected credit loss reserve   (565,554)   (396,433) Loans receivable held-for-investment, net 2,790,279 3,107,577 Loans receivable held-for-sale 69,854 - Equity method investment 42,115 42,158 Real estate owned held-for-investment, net 647,348 764,763 Real estate owned held-for-sale 75,289 - Other assets 108,226 119,456 Total assets $ 3,835,358 $ 4,164,398 Liabilities and Equity Repurchase agreements $ 1,536,909 $ 1,593,114 Term participation facility 329,113 339,160 Secured term loan, net 467,693 465,577 Debt related to real estate owned hotel portfolio, net 232,406 231,699 Other liabilities 24,181 34,653 Management fee payable - affiliate 7,077 7,347 Total liabilities 2,597,376 2,671,550 Equity Common stock 1,411 1,402 Additional paid-in capital 2,768,687 2,768,131 Accumulated deficit (1,532,116) (1,276,685) Total equity   1,237,982   1,492,848 Total liabilities and equity $ 3,835,358 $ 4,164,398

Consolidated Statements of Operations For the Three Months Ended June 30, 2026 and March 31, 2026 Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) June 30, 2026 March 31, 2026 Revenue Interest and related income $ 46,251 $ 58,999 Less: interest and related expense   46,603   50,894 Net interest (expense) income   (352)   8,105 Revenue from real estate owned 30,065 21,414 Total net revenue   29,713   29,519 Expenses Management fees - affiliate 7,077 7,347 General and administrative expenses 4,722 3,212 Stock-based compensation expense 1,489 2,317 Real estate owned: Operating expenses 20,550 18,054 Interest expense 8,947 9,176 Depreciation and amortization   6,144   6,399 Total expenses   48,929   46,505 Gain on sale of real estate owned 341 - Loss from equity method investment (43) (38) Loss on extinguishment of debt - (5,898) Valuation adjustment for real estate owned held-for-sale (29,623) - Provision for current expected credit loss reserve (208,839) (31,372) Recovery of principal charge-offs 1,949 - Net loss $ (255,431) $ (54,294) Net loss per share of common stock: Basic and diluted $ (1.81) $ (0.39) Weighted-average shares of common stock outstanding: Basic and diluted   141,419,175   140,456,493

Distributable Loss Reconciliation Q2 2026 Q1 2026 2026 YTD ($ amounts in thousands, except share and per share data) Net loss $ (255,431) $ (54,294) $ (309,725) Adjustments:   Non-cash stock-based compensation expense 1,489 2,317 3,806 Provision for current expected credit loss reserve 208,839 31,372 240,211 Recovery of principal charge-offs (1,949) - (1,949) Depreciation and amortization expense 6,144 6,399 12,543 Amortization of above and below market lease values, net 257 258 515 Amortization of discount on secured term loan 843 569 1,412 Loss on extinguishment of debt - 5,898 5,898 Valuation adjustment for real estate owned held-for-sale 29,623 - 29,623 Gain on sale of real estate owned (341) - (341) Distributable Loss prior to realized gains and losses 14 (10,526) (7,481) (18,007) Loss on extinguishment of debt - (5,898) (5,898) Principal charge-offs A (43,983) (61,861) (105,844) Recovery of principal charge-offs 1,949 - 1,949 Valuation adjustment for real estate owned held-for-sale (29,623) - (29,623) Gain on sale of real estate owned 341 - 341 Previously recognized depreciation and amortization on real estate owned B (1,346) - (1,346) Previously recognized depreciation and amortization on real estate owned held-for-sale C (7,636) - (7,636) Distributable Loss 14 $ (90,824) $ (75,240) $ (166,064) Weighted average diluted shares - Distributable Loss 144,355,385 143,460,120 143,910,225 Diluted Distributable Loss per share prior to realized gains and losses $ (0.07) $ (0.05) $ (0.12) Diluted Distributable Loss per share $ (0.63) $ (0.52) $ (1.15) Reconciliation of GAAP Net Loss to Distributable Loss Totals may not foot or cross-foot due to rounding. Refer to page 21 for definition of Distributable Earnings (Loss). A. For the three months ended June 30, 2026, amount includes a $0.4 million charge-off of accrued interest receivable related to the mortgage foreclosure on a multifamily property in May 2026. For the three months ended March 31, 2026, amount includes a $12.9 million charge-off of accrued interest receivable and a $0.3 million charge-off of an exit fee related to the sale of a hospitality loan in March 2026. B. Reflects previously recognized depreciation and amortization on the multifamily real estate owned asset that was sold during the three months ended June 30, 2026. Amounts recorded were not previously recognized in Distributable Earnings (Loss). C. Reflects previously recognized depreciation and amortization on (i) the mixed-use real estate owned asset and (ii) one of the multifamily real estate owned assets upon reclassification of the respective assets to held-for-sale during the three months ended June 30, 2026. Amounts recorded were not previously recognized in Distributable Earnings (Loss).

Book Value per share Reconciliation June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 ($ amounts in thousands, except for per share data)         Total Equity $ 1,237,982 $ 1,492,848 $ 1,531,895 $ 1,748,811 Number of shares of common stock outstanding and RSUs A 144,295,867 144,487,311 143,285,119 142,933,527 Book Value per share B $ 8.58 $ 10.33 $ 10.69 $ 12.24 Add back: accumulated depreciation and amortization on real estate owned held-for-investment and related lease intangibles 0.13 0.15 0.10 0.06 Add back: general CECL reserve 0.35 0.35 0.54 0.98 Adjusted Book Value per share 14 $ 9.06 $ 10.83 $ 11.33 $ 13.28           Net Debt / Equity Ratio and Total Leverage Ratio Reconciliation June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 ($ amounts in thousands, except ratio data)         Asset specific debt $ 2,098,425 $ 2,163,973 $ 2,595,580 $ 2,938,222 Secured term loan, net 467,693 465,577 549,447 707,678 Total debt 2,566,118 2,692,550 3,145,027 3,645,900 Less: cash and cash equivalents (90,327) (116,782) (173,186) (339,518) Net Debt $ 2,475,791 $ 2,512,768 $ 2,971,841 $ 3,306,382 Total Equity $ 1,237,982 $ 1,492,848 $ 1,531,895 $ 1,748,811 Net Debt / Equity Ratio 10, 14 2.0x 1.7x 1.9x 1.9x Non-consolidated senior loans $ 830,000 $ 830,000 $ 830,000 $ 830,000 Total Leverage $ 3,305,791 $ 3,342,768 $ 3,801,841 $ 4,136,382 Total Leverage Ratio 11, 14 2.7x 2.2x 2.5x 2.4x Adjusted Book Value per share, Net Debt-to-Equity and Total Leverage Calculations See Endnotes in the Appendix. A. As of June 30, 2026 and March 31, 2026, amount excludes 7,542,227 warrants outstanding as the exercise price of $4.00 per share exceeded the closing share price of our common stock. B. Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and secured term loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Net Debt / Equity Ratio and Total Leverage Ratio. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate owned held-for-investment depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings (Loss). For both the Company’s entire portfolio and its real estate owned assets, the Company presents Distributable Earnings (Loss) prior to realized gains and losses, which such gains and losses include, as applicable, (i) charge-offs and recoveries of principal, accrued interest receivable, and/or exit fees and (ii) gains, losses, and components thereof recognized in connection with real estate owned assets, as the Company believes this more easily allows the Board, Manager, and investors to compare the Company’s operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, the Company uses Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees the Company pays our Manager. The Company believes that Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses provide meaningful information to consider in addition to net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of cash flows from operating activities, a measure of liquidity or an indication of funds available for cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings (Loss) prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings (loss) prior to realized gains and losses are key factors, among others, considered by the Company’s Board in determining the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, charge-offs of principal, accrued interest receivable, and/or exit fees are recognized through Distributable Earnings (Loss) when deemed non-recoverable and/or recognized. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, when we acquire title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure, or when the loan is sold or anticipated to be sold for an amount less than its carrying value), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. In determining Distributable Earnings (Loss) per share and Distributable Earnings per share prior to realized gains and losses, the dilutive effects of unvested RSUs and warrants outstanding are considered. The weighted average diluted shares outstanding used for Distributable Earnings (Loss) and Distributable Earnings per share prior to realized gains and losses have been adjusted from weighted average diluted shares under GAAP to include weighted average unvested RSUs and warrants outstanding, if the exercise price of the warrants outstanding exceeds the average share price of our common stock during such period.

Important Notices (cont’d) Adjusted Book Value Per Share Adjusted Book Value per Share is a non-GAAP financial measure. We believe that presenting book value per share adjusted for accumulated depreciation and amortization on our real estate owned held-for-investment and our general CECL reserve is useful for investors as it enhances the comparability to our peers who may not hold real estate investments and excludes the impact of our general CECL reserve, which may fluctuate from quarter-to-quarter as the composition and size of our loan portfolio varies. Further, we believe that our investors and lenders consider book value excluding these items as an important metric related to our overall capitalization. Refer to page 20 for a reconciliation of book value per share to adjusted book value per share. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Determinations of Loan-to-Value / Loan-to-Cost Adjusted LTV represents “loan-to-value” or “loan-to-cost” upon origination and updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. LTV determined upon origination is calculated as our total loan commitment upon origination, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Adjusted LTV, origination LTV, underwritten values, and/or project costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of the most recent determination of LTV. Weighted average adjusted LTV is based on loan commitment, including non-consolidated senior interests and pari passu interests, and includes risk rated 5 loans. Loans with specific CECL reserves are reflected as 100% LTV.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition, liquidity, results of operations and prospects could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; anticipated timing, amount, and pace of resolutions of our investments; the timing of cash flows, if any, from our investments; our ability to maintain levels of liquidity that meet or exceed our liquidity needs; the state of and uncertainty surrounding the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government regulations and policies, including changes in monetary policy; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our existing and target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest and in which our borrowers; the state of the regional, national, and global banking systems; the return on or impact of current and future investments, including our loan portfolio and real estate owned assets; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the markets in which we and our borrowers operate and the impacts thereof; changes in the market value of our investments and collateral underlying our investments; The effects of hedging instruments on our existing and target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our existing and target assets and related impairment charges, including as these relate to our real estate owned assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax laws and rates, and similar matters (including the interpretation thereof); our ability to maintain our qualification as a real estate investment trust; our ability to maintain our exclusion from registration under the Investment Company Act of 1940, as amended; the availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; the availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay or resume paying dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; the risk of securities class action litigation or stockholder activism; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East, North Africa, and South America more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on CMTG’s beliefs, assumptions and expectations of CMTG’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to CMTG. If a change occurs, CMTG’s business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for CMTG to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes Refer to page 19 for a reconciliation of net income (loss) to distributable earnings (loss) and distributable earnings (loss) prior to realized gains and losses. Refer to page 2 for further discussion of loan resolution activity. Amount based on unpaid principal balance prior to principal charge-offs, if any. Excludes our real estate owned (REO) assets, unless otherwise noted. Based on carrying value net of specific CECL reserves; excludes loans receivable classified as held-for-sale if applicable. Based on total loan commitments. Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. Total liquidity includes cash and approved and undrawn credit capacity based on existing collateral. Carrying value includes lease related intangible assets and liabilities, if applicable, included in other assets and other liabilities on the consolidated balance sheets, and is net of related accumulated depreciation and amortization. For real estate owned assets classified as held-for-sale, amounts reflect held-for-sale carrying values as of June 30, 2026. At June 30, 2026, we had unfunded loan commitments of $175 million and $57 million of in-place financings to fund our remaining unfunded loan commitments, excluding $13 million of approved and undrawn credit capacity based on existing collateral. Of our unfunded loan commitments, conditions to funding may not be met by our borrowers and portions of our unfunded loan commitments may not become eligible to be drawn on, or expected to be drawn on (relating to loans on non-accrual status, loans in maturity default, loans risk rated 5 and/or delinquent loans) resulting in net unfunded loan commitments of $3 million. Net Debt / Equity Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Net Debt / Equity Ratio. Pro-forma adjustments to June 30, 2026 ratios reflect deleveraging subsequent to June 30, 2026 of $299 million of UPB and proceeds from the resolution of loans receivable. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Total Leverage Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Total Leverage Ratio. Pro-forma adjustments to June 30, 2026 ratios reflect deleveraging subsequent to June 30, 2026 of $299 million of UPB and proceeds from the resolution of loans receivable. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Excludes loans receivable classified as held-for-sale, if any. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. See Important Notices beginning on page 21 for additional information on this metric. All-in yield represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of June 30, 2026. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. At June 30, 2026, mixed-use consists of 3% office, 3% life science, 2% hospitality, 2% multifamily, and 1% retail. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. Reflects loan for which no specific reserve is recorded as amounts deemed uncollectible have been charged-off as of June 30, 2026. Weighted average spread excludes SOFR floors and is based upon unpaid principal balance. See page 11 and 20 for book value bridge. Includes CECL reserves on unfunded loan commitments. Such reserves are included within other liabilities on the consolidated balance sheet. Classification of property type and construction status reflect the state of collateral as of June 30, 2026.